UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 14, 2025

Vericel Corporation
(Exact name of registrant as specified in its charter)

Michigan	001-35280	94-3096597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

64 Sidney Street
Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 588-5555

Not Applicable
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VCEL	NASDAQ

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§240.12b-2 of this chapter). Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

The United States government recently announced a broad range of tariffs on foreign goods imported into the U.S., with certain nations and regions responding with retaliatory tariffs on U.S. goods.

Vericel Corporation (the “Company”) anticipates minimal impact on its business and operations from these tariffs, or future tariffs on pharmaceuticals that may be announced. All of the Company’s operations are located in the U.S. and 100% of the Company’s revenue in 2025, and for the next several years, is expected to be derived from domestic sales. The majority of the Company’s manufacturing costs are fixed costs consisting of labor and overhead required to produce MACI® and Epicel® at its manufacturing facility in Massachusetts.Materials to support manufacturing operations are primarily purchased from U.S. suppliers. Based on the limited costs associated with imported materials, the Company expects that current or future tariffs will have an insignificant impact on its cost of goods sold and gross margin moving forward. In addition, because the Company maintains significant safety stock of most materials, including NexoBrid® finished product and the ACI-Maix collagen membrane used to manufacture MACI, the Company expects that the impact of current or future tariffs on its cost of goods sold and gross margin in 2025 and 2026 will be negligible.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements about the Company’s future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, business and future events. These statements include, but are not limited to, statements regarding the Company’s expectations regarding the potential impact of tariffs recently announced by the U.S. government, and any potential retaliatory actions taken by other countries, on the Company’s current financials and business operations, including its cost of goods sold and gross margin. These forward-looking statements are subject to a number of risks, uncertainties and assumptions including without limitation: (i) the final scope and implementation of the announced tariffs; (ii) the potential for changes in international trade policy beyond those currently announced; (iii) unforeseen disruptions to the Company’s supply chain or manufacturing processes; (iv) changes in global economic conditions that could indirectly impact the Company’s business; and (v) other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, filed on February 27, 2025.

Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including those set forth above. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events, except as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vericel Corporation

Date: April 14, 2025	By:	/s/ Sean C. Flynn
Name: Sean C. Flynn
Title: Chief Legal Officer